EXHIBIT 24

                                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Robert B. Terry and Terry M. Campbell, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all Farmland Industries, Inc.' s 1998 annual reports prepared, pursuant to Sections 13 or 15d of the Securities Act of 1934, (including any amendments thereto), and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.



                    Signature                             Title                               Date



         s/s   ALBERT J. SHIVLEY                    Chairman of Board                 October 20, 1999
        ---------------------------
             Albert J. Shivley                         and Director

             s/s   JODY BEZNER                    Vice Chairman of Board              October 20, 1999
		  ---------------------------
                Jody Bezner                            and Director

          s/s LYMAN L. ADAMS, JR.                        Director                     October 20, 1999
		  ---------------------------
            Lyman L. Adams, Jr.

          s/s   RONALD J. AMUNDSON                       Director                     October 20, 1999
		  ---------------------------
             Ronald J. Amundson

         s/s   BAXTER ANKERSTJERNE                       Director                     October 20, 1999
		  ---------------------------
            Baxter Ankerstjerne

          s/s   RICHARD L. DETTEN                        Director                     October 20, 1999
		  ---------------------------
             Richard L. Detten

            s/s   STEVEN ERDMAN                          Director                     October 20, 1999
		  ---------------------------
               Steven Erdman

          s/s   HARRY FEHRENBACHER                       Director                     October 20, 1999
		  ---------------------------
             Harry Fehrenbacher

             s/s   MARTIE FLOYD                          Director                     October 20, 1999
		  ---------------------------
                Martie Floyd

           s/s   WARREN GERDES                           Director                     October 20, 1999
		  ---------------------------
               Warren Gerdes

            s/s   THOMAS H. GIST                         Director                     October 20, 1999
		  ---------------------------
               Thomas H. Gist

             s/s   BEN GRIFFITH                          Director                     October 20, 1999
		  ---------------------------
                Ben Griffith

             s/s   GAIL D. HALL                          Director                     October 20, 1999
		  ---------------------------
                Gail D. Hall

             s/s   BARRY JENSEN                          Director                     October 20, 1999
		  ---------------------------
                Barry Jensen

             s/s   RON JURGENS                           Director                     October 20, 1999
		  ---------------------------
                Ron Jurgens

          s/s   WILLIAM F. KUHLMAN                       Director                     October 20, 1999
		  ---------------------------
             William F. Kuhlman

            s/s   GREG PFENNING                          Director                     October 20, 1999
		  ---------------------------
               Greg Pfenning

             s/s   MONTE ROMOHR                          Director                     October 20, 1999
		  ---------------------------
                Monte Romohr

            s/s   JOE ROYSTER                            Director                     October 20, 1999
		  ---------------------------
                Joe Royster

           s/s   E. KENT STAMPER                         Director                     October 20, 1999
		  ---------------------------
              E. Kent Stamper

            s/s   ELI F. VAUGHN                          Director                     October 20, 1999
		  ---------------------------
               Eli F. Vaughn

             s/s   FRANK WILSON                          Director                     October 20, 1999
		  ---------------------------
                Frank Wilson